Exhibit 99.5
AMENDMENT (this “Amendment”), dated as of June 3, 2011 (the “Amendment Effective Date”), by U.S. Bancorp, a Delaware corporation (together with its successors and assigns, the “Corporation”), to the Replacement Capital Covenant, dated as of August 30, 2006 (the “2006 Replacement Capital Covenant”), the Replacement Capital Covenant, dated as of February 1, 2007 (the “2007 Replacement Capital Covenant”), the Replacement Capital Covenant, dated as of March 17, 2008 (the “2008 Replacement Capital Covenant”) and the Replacement Capital Covenant, dated as of June 10, 2010 (the “2010 Replacement Capital Covenant” and collectively with the 2006 Replacement Capital Covenant, the 2007 Replacement Capital Covenant and the 2008 Replacement Capital Covenant, the “Replacement Capital Covenants”), each entered into by the Corporation in favor of and for the benefit of each Covered Debtholder (as defined in the applicable Replacement Capital Covenant).
Recitals
A. The Corporation entered into the Replacement Capital Covenants in connection with its issuance of either (i) junior subordinated debentures to certain affiliated Delaware statutory trusts and the issuance of capital securities by those trusts, or (ii) shares of its preferred stock.
B. Pursuant to Section 4(b) of each Replacement Capital Covenant, the Corporation may amend such Replacement Capital Covenant without the consent of the Holders of the then-effective series of Covered Debt if such amendment is not adverse to the Holders of the then-effective series of Covered Debt and an officer of the Corporation delivers to such Holders a written certificate to that effect.
C. The intent and effect of this Amendment is (i) to recognize, for purposes of calculating qualified replacement capital under each Replacement Capital Covenant, the proceeds from the issuance of any and all securities specified in Section 2 of such Replacement Capital Covenant after the Amendment Effective Date, without regard to the date of such issuance, and (ii) to permit the Corporation to designate any one of the series of Eligible Debt to become Covered Debt on and after the Redesignation Date.
NOW, THEREFORE, the Corporation hereby amends each Replacement Capital Covenant as set forth in this Amendment.
SECTION 1. Definitions. (a) Capitalized terms used herein (including in the Recitals) and not otherwise amended or defined herein shall have the meanings set forth in the Replacement Capital Covenants.
(b) The definitions of the terms “Eligible Debt,” “Eligible Senior Debt” and “Eligible Subordinated Debt” as set forth in Schedule I to the 2006 Replacement Capital Covenant and the 2007 Replacement Capital Covenant are hereby deleted and replaced in their entirety with the following definition:
“‘Eligible Debt’ means, at any time in respect of any issuer, each series of the issuer’s then outstanding long-term indebtedness for money borrowed of such issuer that (a) ranks senior to the ICONs, (b) has an outstanding aggregate principal amount of not less than $100,000,000, and (c) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents and (d) if issued by U.S. Bank, is fully and unconditionally guaranteed by the Corporation (whether on a senior or subordinated basis). For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.”

(c) The definitions of the terms “Eligible Debt,” “Eligible Senior Debt” and “Eligible Subordinated Debt” as set forth in Schedule I to the 2008 Replacement Capital Covenant and the 2010 Replacement Capital Covenant are hereby deleted and replaced in their entirety with the following definition:
“‘Eligible Debt’ means, at any time in respect of any issuer, each series of the issuer’s then outstanding long-term indebtedness for money borrowed of such issuer that (a) ranks senior to the Shares, (b) has an outstanding aggregate principal amount of not less than $100,000,000, and (c) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents and (d) if issued by U.S. Bank, is fully and unconditionally guaranteed by the Corporation (whether on a senior or subordinated basis). For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.”
(d) The definition of the term “Measurement Date” as set forth in Schedule I to each Replacement Capital Covenant is hereby deleted and replaced in its entirety with the following definition:
“‘Measurement Date’ means June 3, 2011.”
(e) The definition of the term “Measurement Period” as set forth in Schedule I to the 2007 Replacement Capital Covenant, the 2008 Replacement Capital Covenant and the 2010 Replacement Capital Covenant is hereby deleted in its entirety.
(f) The definition of the term “NRSRO” as set forth in Schedule I to the 2006 Replacement Capital Covenant is hereby deleted in its entirety.
(g) The definition of the term “Redesignation Date” as set forth in Schedule I to each Replacement Capital Covenant is hereby deleted and replaced in its entirety with the following definition:
“‘Redesignation Date’ means, as to the then-effective Covered Debt, the earlier of (i) the date that is two years prior to the final maturity date of such Covered Debt and (ii) if the Corporation or any of its Subsidiaries elects to repay or redeem, or any of its Subsidiaries elects to purchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such repayment, redemption or repurchase the outstanding aggregate principal amount of such Covered Debt is less than $100,000,000, the applicable repayment, redemption or purchase date.”

SECTION 2. Amendment of Section 2 of each Replacement Capital Covenant. (a) Section 2 of the 2006 Replacement Capital Covenant is hereby amended by adding the following sentence at the conclusion of Section 2:
“For the avoidance of doubt, any proceeds received from the sale of securities as set forth in the foregoing clauses (i) through (iii) will not be counted more than once for the purpose of the limitations set forth in this Section 2.”
(b) Section 2 of the 2007 Replacement Capital Covenant is hereby amended by replacing the words “since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period)” in subsections (i), (ii), (iii) and (iv) thereof with the words “since the Measurement Date (without counting any received proceeds more than once for the purpose of the limitations set forth in this Section 2);”.
(c) Section 2 of the 2008 Replacement Capital Covenant and the 2010 Replacement Capital Covenant is hereby amended by replacing the words “since the most recent Measurement Date (without double counting proceeds received in any prior Measurement Period)” immediately following Section 2(b)(ii) with the words “since the Measurement Date (without counting any received proceeds more than once for the purpose of the limitations set forth in this Section 2);”.
SECTION 3. Redesignation of Covered Debt. (a) Section 3(b) of each Replacement Capital Covenant is hereby deleted and replaced in its entirety with the following:
“(b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:
(i) the Corporation shall identify each series of its and U.S. Bank’s then outstanding long-term indebtedness for money borrowed that is Eligible Debt;
(ii) the Corporation shall designate one of such series to be the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date;
(iii) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and counting to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

(iv) in connection with such identification of a new series of Covered Debt, the Corporation shall, as provided for in Section 3(c), give a notice and file with the Commission a current report on Form 8-K including or incorporating by reference this Replacement Capital Covenant as an exhibit within the time frame provided for in such section.”
(b) Section 3(c) of the 2007 Replacement Capital Covenant, the 2008 Replacement Capital Covenant and the 2010 Replacement Capital Covenant is hereby deleted in its entirety and Section 3(d) is hereby re-designated as Section 3(c).
SECTION 4. Amendment of Section 4(a) of Replacement Capital Covenants. Clause (iii) of Section 4(a) of the 2006 Replacement Capital Covenant and clause (ii) of Section 4(a) of the 2007 Replacement Capital Covenant, the 2008 Replacement Capital Covenant and 2010 Replacement Capital Covenant are hereby deleted and replaced in their entirety with the following:
“the date on which neither the Corporation nor U.S. Bank has any series of outstanding Eligible Debt.”
SECTION 5. Miscellaneous. (a) Except as expressly amended hereby, all of the provisions of the Replacement Capital Covenants continue in full force and effect.
(b) This Amendment shall be governed and construed in accordance with the laws of the State of New York.
[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Amendment to Replacement Capital Covenants to be executed by its duly authorized officer, as of the day and year first above written.

U.S. BANCORP

By:	/s/ Kenneth D. Nelson
Name: Kenneth D. Nelson
Title: Executive Vice President and Treasurer

[Signature Page to Amendment to Replacement Capital Covenants]

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